                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 18, 1995
                                                  ---------------


                            United Bankshares, Inc.
                            -----------------------
             (Exact name of registrant as specified in its charter)

        West Virginia                 0-13322               55-0641179
        -------------                 -------               ----------
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)       File No.)         Identification No.)


     300 United Center
     500 Virginia Street, East
     Charleston, West Virginia                                 25301
     -------------------------                                 -----

 (Address of principal executive offices)                     Zip Code


                                 (304) 424-8761
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
             (Former name or address, if changed since last report)

Item 5.  Other Events
         ------------


     Following the close of business on August 18, 1995, United Bankshares, Inc. ("United") and Eagle Bancorp, Inc. ("Eagle") entered into an Agreement and Plan of Merger (the "Agreement") which sets forth the terms and conditions under which Eagle would merge with and into United (the "Merger").

     The Agreement provides that upon consummation of the Merger, each outstanding share of common stock of Eagle (other than any shares held by United other than in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 1.15 shares of United common stock, plus the right to receive cash in lieu of any fractional share without interest.

     In connection with the execution of the Agreement, United National Bank ("UNB"), a wholly-owned subsidiary of United, and First Empire Federal Savings and Loan Association ("First Empire"), a wholly-owned subsidiary of Eagle, entered into an Agreement and Plan of Merger dated as of August 18, 1995, (the "Bank Agreement"). The Bank Agreement sets forth the terms and conditions, including the Merger, pursuant to which First Empire would merge with and into UNB substantially concurrently with the Merger (the "Bank Merger").

     Consummation of the Merger is subject to approval of the shareholders of United and Eagle and the receipt of all required regulatory approvals, as well as other customary conditions.

     Pursuant to the Agreement and related Stockholder Agreements, the holders of approximately 23% and 28% of the outstanding United common stock and Eagle common stock, respectively, have agreed to vote their shares in favor of the Merger.

     The Agreement permits Eagle to continue to pay its regular quarterly dividends of $0.14 per share of Eagle common stock prior to the consummation of the Merger, but otherwise prohibits the payment of dividends on Eagle common stock. Pursuant to the Agreement, Eagle will adjust the record and payment dates of its regular quarterly dividends to coincide with the record and payment dates for United's regular quarterly dividends. The record dates for United's regular quarterly dividends occur in mid-September, mid-December, mid-March and mid-June, and the respective payment dates occur in the first few days of the succeeding month.

     The Agreement contains a provision that Eagle must pay United $1,500,000 in the event that certain events occur prior to a termination of the Agreement in accordance with its terms.

Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
         Exhibits
         --------


(a)  Not Applicable.

(b)  Pro Forma Financial Information
       -------------------------------

                                                          Page No.
                                                          -------
 (1) Unaudited Pro Forma Condensed Financial Statements
     of United Bankshares, Inc. and Eagle Bancorp, Inc.

       Pro Forma Condensed Consolidated Balance Sheets
       as of June 30, 1995................................    6

       Pro Forma Condensed Consolidated Balance Sheets
       as of December 31, 1994............................    7

       Pro Forma Condensed Consolidated Balance Sheets
       as of December 31, 1993............................    8

       Pro Forma Condensed Consolidated Statements of
       Income for the Six Months Ended June 30, 1995......    9

       Pro Forma Condensed Consolidated Statements of
       Income for the Year Ended December 31, 1994.......    10

       Pro Forma Condensed Consolidated Statements of
       Income for the Year Ended December 31, 1993.......    11

       Pro Forma Condensed Consolidated Statements of
       Income for the Year Ended December 31, 1992.......    12

       Notes to Unaudited Pro Forma Condensed Consolidated
       Financial Statements .............................    13

(c)    Exhibits
       --------

       2   Agreement and Plan of Merger, dated as of August 18,
           1995, between United Bankshares, Inc. and Eagle Bancorp,
           Inc. (including Annexes I, II and III and Schedule I thereto).

   99(a) Stockholder Agreement, dated as of August 18, 1995, between United Bankshares, Inc. and certain stockholders of Eagle Bancorp, Inc.

   99(b) Stockholder Agreement, dated as of August 18, 1995, between Eagle Bancorp, Inc. and certain stockholders of United Bankshares, Inc.


                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNITED BANKSHARES, INC.


Date  August 25, 1995              By   /s/ Joseph Wm. Sowards
      -------------------            ---------------------------------
                                        Joseph Wm. Sowards
                                        Its Executive Vice President
                                        and Secretary

               Unaudited Pro Forma Condensed Financial Statements
              (As of June 30, 1995, and December 31, 1994 and 1993 and for the Six Months Ended June 30, 1995, and the
                 Years Ended December 31, 1994, 1993 and 1992)

PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES


June 30,1995
(in thousands)
                                                                As Reported                         UBS & EAGLE
                                                         ------------------------     Pro Forma      Pro Forma
                                                             UBS         EAGLE       Adjustments    Consolidated
                                                         ------------  ----------  ---------------  ------------
ASSETS
 Cash and due from bank                                   $   78,725    $ 10,711                      $   89,436
 Investment securities                                       331,320      12,326                         343,646
 Loans (net of unearned income)                            1,314,987     356,321                       1,671,308
 Less: allowance for loan losses                             (20,079)     (2,430)                        (22,509)
                                                          ----------    --------    ----------      ------------
  Net loans                                                1,294,908     353,891                       1,648,799
 Bank premises and equipment                                  30,170       4,291                          34,461
 Goodwill                                                      7,458      (1,299)                          6,159
 Other intangible assets                                       2,068                                       2,068
 Other assets                                                 25,557       3,948                          29,505
                                                          ----------    --------    ----------      ------------

             Total Assets                                 $1,770,206    $383,868    $        0        $2,154,074
                                                          ==========    ========    ==========      ============

LIABILITIES AND STOCKHOLDERS' EQUITY
 Demand deposits                                          $  227,776    $ 13,193                      $  240,969
 Interest-bearing deposits                                 1,208,557     294,258                       1,502,815
                                                          ----------    --------    ----------      ------------
 Total deposits                                            1,436,333     307,451                       1,743,784
 Short-term borrowings                                        92,927                                      92,927
 Federal Home Loan Bank borrowings                            33,900      22,015                          55,915
 Other liabilities                                            19,504       7,319                          26,823
                                                          ----------    --------    ----------      ------------
             Total Liabilities                             1,582,664     336,785                       1,919,449

Stockholders' equity:
 Common stock                                                 29,886         273         7,574 (1)        37,733
 Surplus                                                      32,176      11,969        (7,574)(1)        36,571
 Treasury stock                                               (3,541)                                     (3,541)
 Retained earnings                                           l28,408      34,758                         163,166
 Net unrealized holding gain on AFS securities                   613          83                             696
                                                          ----------    --------    ----------      ------------
             Total Stockholders' Equity                      187,542      47,083             0           234,625
                                                          ----------    --------    ----------      ------------
             Total Liabilities and
              Stockholders' Equity                        $1,770,206    $383,868    $        0        $2,154,074
                                                          ==========    ========    ==========      ============


PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
UNITED BANKSHARES, INC. AND SUBSIDIARIES



December 31, 1994
(in thousands)
                                                                As Reported                         UBS & EAGLE
                                                         ------------------------     Pro Forma      Pro Forma
                                                             UBS         EAGLE       Adjustments    Consolidated
                                                         ------------  ----------  ---------------  ------------
ASSETS
 Cash and due from bank                                   $   82,763    $ 12,259                      $   95,022
 Investment securities                                       360,883      11,186                         372,069
 Loans (net of unearned income)                            1,297,077     355,198                       1,652,275
 Less: allowance for loan losses                             (20,008)     (2,296)                        (22,304)
                                                          ----------    --------    ----------      ------------
  Net loans                                                1,277,069     352,902                       1,629,971
 Bank premises and equipment                                  30,769       3,867                          34,636
 Goodwill                                                      7,965      (1,374)                          6,591
 Other intangible assets                                       2,312                                       2,312
 Other assets                                                 25,880       3,859                          29,739
                                                          ----------    --------    ----------      ------------
                        Total Assets                      $1,787,641    $382,699    $        0        $2,170,340
                                                          ==========    ========    ==========      ============

LIABILITIES AND STOCKHOLDERS' EQUITY
 Demand deposits                                          $  244,591    $ 10,501                      $  255,092
 Interest-bearing deposits                                 1,190,261     267,162                       1,457,423
                                                          ----------    --------    ----------      ------------
 Total deposits                                            1,434,852     277,663                       1,712,515
 Short-term borrowings                                        71,809                                      71,809
 Federal Home Loan Bank borrowings                            83,972      54,402                         138,374
 Other liabilities                                            17,262       4,746                          22,008
                                                          ----------    --------    ----------      ------------
                        Total Liabilities                  1,607,895     336,811                       1,944,706

Stockholders' equity:
 Common stock                                                 29,886         273         7,574 (1)        37,733
 Surplus                                                      32,331      11,969        (7,574)(1)        36,726
 Treasury stock                                               (3,346)                                     (3,346)
 Retained earnings                                           l21,318      33,667                         154,985
 Net unrealized holding (loss) on AFS securities                (443)        (21)                           (464)
                                                          ----------    --------    ----------      ------------
                   Total Stockholders' Equity                179,746      45,888             0           225,634
                                                          ----------    --------    ----------      ------------
                        Total Liabilities and
                         Stockholders' Equity             $1,787,641    $382,699    $        0        $2,170,340
                                                          ==========    ========    ==========      ============


PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES


December 31, 1993
(in thousands)
                                                                As Reported                         UBS & EAGLE
                                                         ------------------------     Pro Forma      Pro Forma
                                                             UBS         EAGLE       Adjustments    Consolidated
                                                         ------------  ----------  ---------------  ------------
ASSETS
 Cash and due from bank                                   $   60,850    $ 19,335                      $   80,185
 Investment securities                                       430,427       9,272                         439,699
 Loans (net of unearned income)                            1,180,787     281,787                       1,462,574
 Less: allowance for loan losses                             (19,015)     (1,960)                        (20,975)
                                                          ----------    --------    ----------      ------------
  Net loans                                                1,161,772     279,827                       1,441,599
 Bank premises and equipment                                  31,113       3,787                          34,900
 Goodwill                                                      8,983      (1,522)                          7,461
 Other intangible assets                                       3,286                                       3,286
 Other assets                                                 23,753       4,569                          28,322
                                                          ----------    --------    ----------      ------------
                        Total Assets                      $1,720,184    $315,268    $        0        $2,035,452
                                                          ==========    ========    ==========      ============

LIABILITIES AND STOCKHOLDERS' EQUITY
 Demand deposits                                          $  229,131    $  9,370                      $  238,501
 Interest-bearing deposits                                 1,201,398     258,016                       1,459,414
                                                          ----------    --------    ----------      ------------
 Total deposits                                            1,430,529     267,386                       1,697,915
 Short-term borrowings                                        72,610                                      72,610
 Federal Home Loan Bank borrowings                            32,203         252                          32,455
 Other liabilities                                            13,870       4,555                          18,425
                                                          ----------    --------    ----------      ------------
                        Total Liabilities                  1,549,212     272,193                       1,821,405

Stockholders' equity:
 Common stock                                                 29,886         273         7,574 (1)        37,733
 Surplus                                                      32,616      11,969        (7,574)(1)        37,011
 Treasury stock                                                 (550)                                       (550)
 Retained earnings                                           109,020      30,833                         139,853
                                                          ----------    --------    ----------      ------------
                   Total Stockholders' Equity                170,972      43,075             0           214,047
                                                          ----------    --------    ----------      ------------
                        Total Liabilities and
                         Stockholders' Equity             $1,720,184    $315,268    $        0        $2,035,452
                                                          ==========    ========    ==========      ============


PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES



For the Six Months Ended June 30,1995
(Dollars in thousands, except per share)

                                                  As Reported                        UBS & EAGLE
                                             ---------------------      Pro Forma     Pro Forma
                                                UBS         EAGLE      Adjustments   Consolidated
                                             ---------    ---------    -----------  ------------

                    Interest income           $67,278      $14,815                    $82,093

                   Interest expense            26,676        7,725                     34,401
                                              -------      -------      ---------     -------

                 Net interest income           40,602        7,090                     47,692

  Provision for possible loan losses              925          130                      1,055
                                              -------      -------      ---------     -------

 Net interest income after provision
            for possible loan losses           39,677        6,960                     46,637

                        Other income            6,354          864                      7,218

                      Other expenses           24,778        3,894                     28,672
                                              -------      -------      ---------     -------

          Income before income taxes           21,253        3,930                     25,183

                        Income taxes            7,314        1,256                      8,570
                                              -------      -------      ---------     -------

                          Net income          $13,939      $ 2,674                    $16,613
                                              =======      =======      =========     =======

Earnings per common share:                      $1.17        $0.98                      $1.11
--------------------------

Average outstanding shares                 11,889,027    2,729,468                 15,027,915

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES



For the Year Ended December 31,1994
(Dollars in thousands, except per share)

                                                 As Reported                       UBS & EAGLE
                                            ----------------------     Pro Forma    Pro Forma
                                                UBS       EAGLE       Adjustments  Consolidated
                                            ---------  -----------    -----------  ------------

                    Interest income          $121,157      $26,480                  $147,637

                   Interest expense            43,887       11,785                    55,672
                                             --------      -------     --------       ------

                 Net interest income           77,270       14,695                    91,965

  Provision for possible loan losses            1,818          384                     2,202
                                             --------      -------     --------     --------

 Net interest income after provision
            for possible loan losses           75,452       14,311                    89,763

                        Other income           11,222        1,016                    12,238

                      Other expenses           48,676        7,232                    55,908
                                             --------      -------      --------    --------

          Income before income taxes           37,998        8,095                    46,093

                        Income taxes           13,096        2,613                    15,709
                                             --------      -------      --------    --------

                          Net income         $ 24,902      $ 5,482                  $ 30,384
                                             ========      =======      ========    ========

Earnings per common share:                      $2.08        $2.01                     $2.01
--------------------------

Average outstanding shares                 11,993,062    2,729,468                15,131,950

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

For the Year Ended December 31, 1993
(Dollars in thousands, except per share)



                                                  As Reported                       UBS & EAGLE
                                             ----------------------     Pro Forma    Pro Forma
                                                 UBS       EAGLE       Adjustments  Consolidated
                                             ---------  -----------    -----------  ------------

                      Interest income       $   116,505   $   24,119                 $   140,624

                     Interest expense            45,009       10,028                      55,037
                                            -----------   ----------   -----------   -----------

                   Net interest income           71,496       14,091                      85,587

    Provision for possible loan losses            4,332          498                       4,830
                                            -----------   ----------   -----------   -----------

  Net interest income after provision
             for possible loan losses            67,164       13,593                      80,757

                         Other income            12,673        1,627                      14,300

                       Other expenses            49,690        6,417                      56,107
                                            -----------   ----------   -----------   -----------

           Income before income taxes            30,147        8,803                      38,950

                         Income taxes             9,770        2,712                      12,482
                                            -----------   ----------   -----------   -----------

       Income before cumulative effect
     of change in accounting principle           20,377        6,091                      26,468

 Cumulative effect of change in method
        of accounting for income taxes            1,329                                    1,329
                                            -----------   ----------   -----------   -----------

                            Net income      $    21,706   $    6,091                 $    27,797
                                            ===========   ==========   ===========   ===========


Earnings per common share:
--------------------------
Income before cumulative effect of
 accounting change                          $      1.71   $     2.24                       $1.76
Cumulative effect of accounting change             0.11                                     0.09
                                            -----------   ----------   -----------   -----------
Net income                                  $      1.82   $     2.24                       $1.85
                                            ===========   ==========   ===========   ===========

Average outstanding shares                   11,922,521    2,718,930                  15,049,291


PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

For the Year Ended December 31,1992
(Dollars in thousands, except per share)



                                                  As Reported                       UBS & EAGLE
                                             ---------------------      Pro Forma    Pro Forma
                                                 UBS       EAGLE       Adjustments  Consolidated
                                             ---------  ----------     -----------  ------------

                    Interest income          $113,502      $22,927                    $136,429

                   Interest expense            49,897       10,922                      60,819
                                             --------      -------      --------      --------

                 Net interest income           63,605       12,005                      75,610

  Provision for possible loan losses            4,242          566                       4,808
                                             --------      -------      --------      --------

 Net interest income after provision
            for possible loan losses           59,363       11,439                      70,802

                        Other income           11,123          766                      11,889

                      Other expenses           46,991        5,635                      52,626
                                             --------      -------      --------      --------

          Income before income taxes           23,495        6,570                      30,065

                        Income taxes            7,136        2,144                       9,280
                                             --------      -------      --------      --------

                          Net income         $ 16,359      $ 4,426                    $ 20,785
                                             ========      =======      ========      ========

Earnings per common share:                      $1.52        $1.67                       $1.51
--------------------------


Average outstanding shares                 10,737,688    2,650,592                  13,785,869


NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNITED BANKSHARES, INC. AND SUBSIDIARIES



Notes to Pro Forma Condensed Balance Sheets
-------------------------------------------

1) The stockholders' equity accounts are adjusted to reflect the issuance of 3,138,888 shares of United common stock at $2.50 par value. United will exchange 1.15 shares of its common stock for each of the 2,729,468 shares of Eagle common stock outstanding.

NOTE:     The effect of United's pending acquisition of First Commercial
----- Bank, Arlington, Virginia has not been reflected in the accompanying unaudited pro forma condensed consolidated financial statements. If the effect had been included in the accompanying unaudited pro forma condensed consolidated financial statements, the results would not be materially different than those presented herein.

                                 Exhibit Index



                                                                        Page No.
                                                                        --------

2      Agreement and Plan of Merger, dated as of August 18, 1995, between United Bankshares, Inc. and Eagle Bancorp, Inc.
       (including Annexes I, II and III and Schedule I thereto)............16


99(a)  Stockholder Agreement, dated as of August 18, 1995, between
       United Bankshares, Inc. and certain stockholders of Eagle
       Bancorp, Inc........................................................76


99(b)  Stockholder Agreement, dated as of August 18, 1995, between
       Eagle Bancorp, Inc. and certain stockholders of United
       Bankshares, Inc.....................................................82